EXHIBIT 9a

        Illustrations of Death Benefits, Policy Values ("Account Values")
                           and Cash Surrender Values

ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES ("ACCOUNT VALUES")
AND CASH SURRENDER VALUES
--------------------------------------------------------------------------------
    The tables on the following pages illustrate how a policy's death benefits, account values and cash surrender value could vary over time assuming constant hypothetical gross (after tax) annual investment returns of 0%, 6% and 12%. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits also will differ, depending on your premium allocations to each Subaccount of the VUL Account, if the overall actual rates of return averaged 0%, 6% or 12%, but went above or below those figures for the individual Subaccounts. The tables are for standard risk males and females who are nonsmokers. In states where cost of insurance rates are not based on the Insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers. Account values and cash surrender values may be lower for risk classes involving higher mortality risk. Planned premium payments are assumed to be paid at the beginning of each policy year.

    The death benefit, account value and cash surrender value amounts reflect the following current charges:

    1. A sales charge of 7.0% of premiums up to the target premium and 0% on amounts in excess of the target premium in policy years 1-7 and 0% of all premiums in policy years 8+.

    2. Monthly administrative charge of $5 per month ($10 per month guaranteed maximum in all states except New York and New Jersey. In New York and New Jersey guaranteed maximum is $7.50 per month.).

    3.  An average premium tax charge of 2.25%.

    4.  A federal tax charge of 1.5%.

    5. Cost of insurance charge. The tables illustrate cost of insurance at both the current rates and at the maximum rates guaranteed in the policies. See "Charges under the Policy" table.

    6. Mortality and expense risk charge, which is a monthly charge equivalent to .50% on an annual basis (or .25% on an annual basis after the 10th policy year) of your policy value. See "Charges under the Policy" table.

    These illustrations also assume an average investment advisory fee of .75% on an annual basis of the average daily net asset value of each of the Series of the Funds. They also assume other ongoing average Fund expenses of .22%. All other Fund expenses, except capital items such as brokerage commissions, are paid by the advisor or PLAC. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately .97% of the average net assets. See "Annual Fund Expenses" table.

    Taking into account the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -.97%, 5.03% and 11.03%, respectively. For individual illustrations, interest rates ranging between 0% and 12% may be selected in place of the 0%, 6% and 12% rates.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such tax charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned.

    The second column of each table shows the amount that would accumulate if an amount equal to the premiums paid were invested to earn interest, after taxes, at 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its cash surrender value, that cash surrender value may be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning a policy for a relatively short time may be high.

    On request, we will furnish the policyowner with a comparable illustration based on the age and sex of the proposed insured person(s), standard risk assumptions and the initial face amount and planned premium chosen.

                                           PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 1 OF 2

                                                                                                            FACE AMOUNT: $100,000
MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        739        739    100,000        788        788    100,000        837        837    100,000
        2      1,000      2,153      1,465      1,465    100,000      1,609      1,609    100,000      1,758      1,758    100,000
        3      1,000      3,310      2,176      2,176    100,000      2,463      2,463    100,000      2,773      2,773    100,000
        4      1,000      4,526      2,873      2,873    100,000      3,351      3,351    100,000      3,890      3,890    100,000
        5      1,000      5,802      3,554      3,554    100,000      4,273      4,273    100,000      5,118      5,118    100,000

        6      1,000      7,142      4,218      4,218    100,000      5,231      5,231    100,000      6,468      6,468    100,000
        7      1,000      8,549      4,864      4,864    100,000      6,224      6,224    100,000      7,952      7,952    100,000
        8      1,000     10,027      5,559      5,559    100,000      7,324      7,324    100,000      9,660      9,660    100,000
        9      1,000     11,578      6,232      6,232    100,000      8,462      8,462    100,000     11,536     11,536    100,000
       10      1,000     13,207      6,880      6,880    100,000      9,638      9,638    100,000     13,595     13,595    100,000

       11      1,000     14,917      7,557      7,557    100,000     10,914     10,914    100,000     15,932     15,932    100,000
       12      1,000     16,713      8,212      8,212    100,000     12,238     12,238    100,000     18,509     18,509    100,000
       13      1,000     18,599      8,842      8,842    100,000     13,610     13,610    100,000     21,352     21,352    100,000
       14      1,000     20,579      9,447      9,447    100,000     15,032     15,032    100,000     24,489     24,489    100,000
       15      1,000     22,657     10,026     10,026    100,000     16,505     16,505    100,000     27,953     27,953    100,000

       16      1,000     24,840     10,578     10,578    100,000     18,033     18,033    100,000     31,781     31,781    100,000
       17      1,000     27,132     11,102     11,102    100,000     19,615     19,615    100,000     36,012     36,012    100,000
       18      1,000     29,539     11,596     11,596    100,000     21,254     21,254    100,000     40,693     40,693    100,000
       19      1,000     32,066     12,058     12,058    100,000     22,952     22,952    100,000     45,871     45,871    104,777
       20      1,000     34,719     12,487     12,487    100,000     24,711     24,711    100,000     51,576     51,576    114,516

     @ 65      1,000     69,761     14,209     14,209    100,000     46,053     46,053    100,000    151,167    151,167    259,057

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                           PHOENIX LIFE AND ANNUITY COMPANY                                           PAGE 2 OF 2

                                                                                                            FACE AMOUNT: $100,000
MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                             ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

        1      1,000      1,050        530        530    100,000        571        571    100,000        613        613    100,000
        2      1,000      2,153      1,038      1,038    100,000      1,154      1,154    100,000      1,275      1,275    100,000
        3      1,000      3,310      1,523      1,523    100,000      1,746      1,746    100,000      1,989      1,989    100,000
        4      1,000      4,526      1,982      1,982    100,000      2,345      2,345    100,000      2,757      2,757    100,000
        5      1,000      5,802      2,414      2,414    100,000      2,950      2,950    100,000      3,584      3,584    100,000

        6      1,000      7,142      2,816      2,816    100,000      3,559      3,559    100,000      4,473      4,473    100,000
        7      1,000      8,549      3,186      3,186    100,000      4,168      4,168    100,000      5,427      5,427    100,000
        8      1,000     10,027      3,585      3,585    100,000      4,840      4,840    100,000      6,520      6,520    100,000
        9      1,000     11,578      3,947      3,947    100,000      5,512      5,512    100,000      7,697      7,697    100,000
       10      1,000     13,207      4,274      4,274    100,000      6,184      6,184    100,000      8,965      8,965    100,000

       11      1,000     14,917      4,562      4,562    100,000      6,852      6,852    100,000     10,333     10,333    100,000
       12      1,000     16,713      4,811      4,811    100,000      7,515      7,515    100,000     11,810     11,810    100,000
       13      1,000     18,599      5,020      5,020    100,000      8,171      8,171    100,000     13,407     13,407    100,000
       14      1,000     20,579      5,186      5,186    100,000      8,818      8,818    100,000     15,135     15,135    100,000
       15      1,000     22,657      5,305      5,305    100,000      9,452      9,452    100,000     17,007     17,007    100,000

       16      1,000     24,840      5,377      5,377    100,000     10,070     10,070    100,000     19,035     19,035    100,000
       17      1,000     27,132      5,392      5,392    100,000     10,664     10,664    100,000     21,233     21,233    100,000
       18      1,000     29,539      5,346      5,346    100,000     11,226     11,226    100,000     23,615     23,615    100,000
       19      1,000     32,066      5,229      5,229    100,000     11,748     11,748    100,000     26,197     26,197    100,000
       20      1,000     34,719      5,034      5,034    100,000     12,220     12,220    100,000     28,998     28,998    100,000

     @ 65      1,000     69,761         --         --         --     11,891     11,891    100,000     75,738     75,738    129,792

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 1 OF 2

                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                              INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                             ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        767        767    100,000        817        817    100,000        866        866    100,000
        2      1,000      2,153      1,518      1,518    100,000      1,665      1,665    100,000      1,819      1,819    100,000
        3      1,000      3,310      2,253      2,253    100,000      2,547      2,547    100,000      2,865      2,865    100,000
        4      1,000      4,526      2,970      2,970    100,000      3,461      3,461    100,000      4,014      4,014    100,000
        5      1,000      5,802      3,670      3,670    100,000      4,410      4,410    100,000      5,277      5,277    100,000

        6      1,000      7,142      4,350      4,350    100,000      5,392      5,392    100,000      6,663      6,663    100,000
        7      1,000      8,549      5,011      5,011    100,000      6,409      6,409    100,000      8,185      8,185    100,000
        8      1,000     10,027      5,720      5,720    100,000      7,534      7,534    100,000      9,934      9,934    100,000
        9      1,000     11,578      6,409      6,409    100,000      8,701      8,701    100,000     11,857     11,857    100,000
       10      1,000     13,207      7,078      7,078    100,000      9,910      9,910    100,000     13,974     13,974    100,000

       11      1,000     14,917      7,775      7,775    100,000     11,222     11,222    100,000     16,374     16,374    100,000
       12      1,000     16,713      8,456      8,456    100,000     12,589     12,589    100,000     19,026     19,026    100,000
       13      1,000     18,599      9,119      9,119    100,000     14,013     14,013    100,000     21,958     21,958    100,000
       14      1,000     20,579      9,765      9,765    100,000     15,498     15,498    100,000     25,201     25,201    100,000
       15      1,000     22,657     10,394     10,394    100,000     17,046     17,046    100,000     28,790     28,790    100,000

       16      1,000     24,840     11,005     11,005    100,000     18,660     18,660    100,000     32,761     32,761    100,000
       17      1,000     27,132     11,597     11,597    100,000     20,341     20,341    100,000     37,155     37,155    104,885
       18      1,000     29,539     12,169     12,169    100,000     22,094     22,094    100,000     42,003     42,003    115,092
       19      1,000     32,066     12,720     12,720    100,000     23,920     23,920    100,000     47,347     47,347    125,956
       20      1,000     34,719     13,248     13,248    100,000     25,821     25,821    100,000     53,236     53,236    137,538

     @ 65      1,000     69,761     16,996     16,996    100,000     49,877     49,877    100,000    157,155    157,155    305,594

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 36.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 2 OF 2

                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                              INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 1

                                             ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        575        575    100,000        618        618    100,000        661        661    100,000
        2      1,000      2,153      1,130      1,130    100,000      1,251      1,251    100,000      1,378      1,378    100,000
        3      1,000      3,310      1,663      1,663    100,000      1,898      1,898    100,000      2,155      2,155    100,000
        4      1,000      4,526      2,172      2,172    100,000      2,559      2,559    100,000      2,996      2,996    100,000
        5      1,000      5,802      2,655      2,655    100,000      3,229      3,229    100,000      3,905      3,905    100,000

        6      1,000      7,142      3,112      3,112    100,000      3,909      3,909    100,000      4,888      4,888    100,000
        7      1,000      8,549      3,540      3,540    100,000      4,597      4,597    100,000      5,950      5,950    100,000
        8      1,000     10,027      3,998      3,998    100,000      5,355      5,355    100,000      7,165      7,165    100,000
        9      1,000     11,578      4,428      4,428    100,000      6,126      6,126    100,000      8,485      8,485    100,000
       10      1,000     13,207      4,830      4,830    100,000      6,908      6,908    100,000      9,920      9,920    100,000

       11      1,000     14,917      5,203      5,203    100,000      7,703      7,703    100,000     11,481     11,481    100,000
       12      1,000     16,713      5,549      5,549    100,000      8,510      8,510    100,000     13,183     13,183    100,000
       13      1,000     18,599      5,865      5,865    100,000      9,330      9,330    100,000     15,040     15,040    100,000
       14      1,000     20,579      6,151      6,151    100,000     10,162     10,162    100,000     17,067     17,067    100,000
       15      1,000     22,657      6,406      6,406    100,000     11,004     11,004    100,000     19,282     19,282    100,000

       16      1,000     24,840      6,626      6,626    100,000     11,885     11,885    100,000     21,702     21,702    100,000
       17      1,000     27,132      6,811      6,811    100,000     12,713     12,713    100,000     24,351     24,351    100,000
       18      1,000     29,539      6,957      6,957    100,000     13,577     13,577    100,000     27,250     27,250    100,000
       19      1,000     32,066      7,061      7,061    100,000     14,442     14,442    100,000     30,424     30,424    100,000
       20      1,000     34,719      7,120      7,120    100,000     15,308     15,308    100,000     33,906     33,906    100,000

     @ 65      1,000     69,761      4,996      4,996    100,000     23,847     23,847    100,000     91,934     91,934    178,770

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 36.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 1 OF 2

                                                                                                            FACE AMOUNT: $100,000
MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                               ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        739        739    100,739        787        787    100,787        836        836    100,836
        2      1,000      2,153      1,463      1,463    101,463      1,606      1,606    101,606      1,756      1,756    101,756
        3      1,000      3,310      2,172      2,172    102,172      2,458      2,458    102,458      2,768      2,768    102,768
        4      1,000      4,526      2,866      2,866    102,866      3,343      3,343    103,343      3,880      3,880    103,880
        5      1,000      5,802      3,543      3,543    103,543      4,261      4,261    104,261      5,102      5,102    105,102

        6      1,000      7,142      4,203      4,203    104,203      5,212      5,212    105,212      6,444      6,444    106,444
        7      1,000      8,549      4,843      4,843    104,843      6,196      6,196    106,196      7,916      7,916    107,916
        8      1,000     10,027      5,531      5,531    105,531      7,286      7,286    107,286      9,607      9,607    109,607
        9      1,000     11,578      6,195      6,195    106,195      8,410      8,410    108,410     11,460     11,460    111,460
       10      1,000     13,207      6,833      6,833    106,833      9,567      9,567    109,567     13,490     13,490    113,490

       11      1,000     14,917      7,500      7,500    107,500     10,825     10,825    110,825     15,792     15,792    115,792
       12      1,000     16,713      8,142      8,142    108,142     12,125     12,125    112,125     18,325     18,325    118,325
       13      1,000     18,599      8,757      8,757    108,757     13,467     13,467    113,467     21,110     21,110    121,110
       14      1,000     20,579      9,344      9,344    109,344     14,852     14,852    114,852     24,172     24,172    124,172
       15      1,000     22,657      9,902      9,902    109,902     16,280     16,280    116,280     27,540     27,540    127,540

       16      1,000     24,840     10,429     10,429    110,429     17,752     17,752    117,752     31,245     31,245    131,245
       17      1,000     27,132     10,925     10,925    110,925     19,267     19,267    119,267     35,321     35,321    135,321
       18      1,000     29,539     11,386     11,386    111,386     20,826     20,826    120,826     39,805     39,805    139,805
       19      1,000     32,066     11,810     11,810    111,810     22,427     22,427    122,427     44,739     44,739    144,739
       20      1,000     34,719     12,196     12,196    112,196     24,070     24,070    124,070     50,167     50,167    150,167

     @ 65      1,000     69,761     13,063     13,063    113,063     42,156     42,156    142,156    145,430    145,430    249,224

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 2 OF 2

                                                                                                            FACE AMOUNT: $100,000
MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                             ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        529        529    100,529        570        570    100,570        611        611    100,611
        2      1,000      2,153      1,034      1,034    101,034      1,149      1,149    101,149      1,270      1,270    101,270
        3      1,000      3,310      1,515      1,515    101,515      1,736      1,736    101,736      1,978      1,978    101,978
        4      1,000      4,526      1,969      1,969    101,969      2,329      2,329    102,329      2,738      2,738    102,738
        5      1,000      5,802      2,393      2,393    102,393      2,925      2,925    102,925      3,552      3,552    103,552

        6      1,000      7,142      2,787      2,787    102,787      3,521      3,521    103,521      4,424      4,424    104,424
        7      1,000      8,549      3,147      3,147    103,147      4,114      4,114    104,114      5,355      5,355    105,355
        8      1,000     10,027      3,532      3,532    103,532      4,766      4,766    104,766      6,416      6,416    106,416
        9      1,000     11,578      3,879      3,879    103,879      5,413      5,413    105,413      7,552      7,552    107,552
       10      1,000     13,207      4,189      4,189    104,189      6,053      6,053    106,053      8,767      8,767    108,767

       11      1,000     14,917      4,456      4,456    104,456      6,684      6,684    106,684     10,067     10,067    110,067
       12      1,000     16,713      4,683      4,683    104,683      7,302      7,302    107,302     11,458     11,458    111,458
       13      1,000     18,599      4,865      4,865    104,865      7,904      7,904    107,904     12,946     12,946    112,946
       14      1,000     20,579      5,002      5,002    105,002      8,488      8,488    108,488     14,540     14,540    114,540
       15      1,000     22,657      5,091      5,091    105,091      9,048      9,048    109,048     16,244     16,244    116,244

       16      1,000     24,840      5,128      5,128    105,128      9,580      9,580    109,580     18,066     18,066    118,066
       17      1,000     27,132      5,106      5,106    105,106     10,073     10,073    110,073     20,009     20,009    120,009
       18      1,000     29,539      5,019      5,019    105,019     10,518     10,518    110,518     22,078     22,078    122,078
       19      1,000     32,066      4,859      4,859    104,859     10,906     10,906    110,906     24,274     24,274    124,274
       20      1,000     34,719      4,618      4,618    104,618     11,222     11,222    111,222     26,602     26,602    126,602

     @ 65      1,000     69,761         --         --         --      7,831      7,831    107,831     58,463     58,463    158,463

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 28.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 1 OF 2

                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                              INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                             ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        766       766     100,766        816        816    100,816        866        866    100,866
        2      1,000      2,153      1,517     1,517     101,517      1,664      1,664    101,664      1,817      1,817    101,817
        3      1,000      3,310      2,250     2,250     102,250      2,543      2,543    102,543      2,861      2,861    102,861
        4      1,000      4,526      2,965     2,965     102,965      3,455      3,455    103,455      4,007      4,007    104,007
        5      1,000      5,802      3,662     3,662     103,662      4,400      4,400    104,400      5,265      5,265    105,265

        6      1,000      7,142      4,338     4,338     104,338      5,377      5,377    105,377      6,643      6,643    106,643
        7      1,000      8,549      4,994     4,994     104,994      6,386      6,386    106,386      8,155      8,155    108,155
        8      1,000     10,027      5,697     5,697     105,697      7,502      7,502    107,502      9,889      9,889    109,889
        9      1,000     11,578      6,378     6,378     106,378      8,656      8,656    108,656     11,793     11,793    111,793
       10      1,000     13,207      7,038     7,038     107,038      9,850      9,850    109,850     13,884     13,884    113,884

       11      1,000     14,917      7,726     7,726     107,726     11,146     11,146    111,146     16,255     16,255    116,255
       12      1,000     16,713      8,396     8,396     108,396     12,493     12,493    112,493     18,869     18,869    118,869
       13      1,000     18,599      9,047     9,047     109,047     13,893     13,893    113,893     21,754     21,754    121,754
       14      1,000     20,579      9,680     9,680     109,680     15,349     15,349    115,349     24,938     24,938    124,938
       15      1,000     22,657     10,293    10,293     110,293     16,862     16,862    116,862     28,452     28,452    128,452

       16      1,000     24,840     10,886    10,886     110,886     18,434     18,434    118,434     32,329     32,329    132,329
       17      1,000     27,132     11,457    11,457     111,457     20,066     20,066    120,066     36,608     36,608    136,608
       18      1,000     29,539     12,006    12,006     112,006     21,760     21,760    121,760     41,332     41,332    141,332
       19      1,000     32,066     12,530    12,530     112,530     23,517     23,517    123,517     46,543     46,543    146,543
       20      1,000     34,719     13,028    13,028     113,028     25,337     25,337    125,337     52,295     52,295    152,295

     @ 65      1,000     69,761     16,193    16,193     116,193     47,231     47,231    147,231    154,451    154,451    300,336

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 35.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 2 OF 2

                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                              INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 2

                                             ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        574        574    100,574        617        617    100,617        660        660    100,660
        2      1,000      2,153      1,126      1,126    101,126      1,248      1,248    101,248      1,374      1,374    101,374
        3      1,000      3,310      1,656      1,656    101,656      1,891      1,891    101,891      2,146      2,146    102,146
        4      1,000      4,526      2,160      2,160    102,160      2,545      2,545    102,545      2,980      2,980    102,980
        5      1,000      5,802      2,638      2,638    102,638      3,207      3,207    103,207      3,879      3,879    103,879

        6      1,000      7,142      3,087      3,087    103,087      3,877      3,877    103,877      4,846      4,846    104,846
        7      1,000      8,549      3,505      3,505    103,505      4,551      4,551    104,551      5,888      5,888    105,888
        8      1,000     10,027      3,952      3,952    103,952      5,291      5,291    105,291      7,076      7,076    107,076
        9      1,000     11,578      4,369      4,369    104,369      6,039      6,039    106,039      8,360      8,360    108,360
       10      1,000     13,207      4,755      4,755    104,755      6,795      6,795    106,795      9,748      9,748    109,748

       11      1,000     14,917      5,111      5,111    105,111      7,556      7,556    107,556     11,251     11,251    111,251
       12      1,000     16,713      5,436      5,436    105,436      8,325      8,325    108,325     12,878     12,878    112,878
       13      1,000     18,599      5,730      5,730    105,730      9,099      9,099    109,099     14,643     14,643    114,643
       14      1,000     20,579      5,991      5,991    105,991      9,876      9,876    109,876     16,556     16,556    116,556
       15      1,000     22,657      6,217      6,217    106,217     10,654     10,654    110,654     18,629     18,629    118,629

       16      1,000     24,840      6,407      6,407    106,407     11,430     11,430    111,430     20,875     20,875    120,875
       17      1,000     27,132      6,558      6,558    106,558     12,203     12,203    112,203     23,310     23,310    123,310
       18      1,000     29,539      6,668      6,668    106,668     12,967     12,967    112,967     25,947     25,947    125,947
       19      1,000     32,066      6,731      6,731    106,731     13,716     13,716    113,716     28,802     28,802    128,802
       20      1,000     34,719      6,748      6,748    106,748     14,449     14,449    114,449     31,895     31,895    131,895

     @ 65      1,000     69,761      4,086      4,086    104,086     20,225     20,225    120,225     82,034     82,034    182,034

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 35.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 1 OF 2

                                                                                                            FACE AMOUNT: $100,000
MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                                             ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        738        738    101,000        787        787    101,000        836        836    101,000
        2      1,000      2,153      1,462      1,462    102,000      1,606      1,606    102,000      1,756      1,756    102,000
        3      1,000      3,310      2,171      2,171    103,000      2,457      2,457    103,000      2,767      2,767    103,000
        4      1,000      4,526      2,864      2,864    104,000      3,341      3,341    104,000      3,879      3,879    104,000
        5      1,000      5,802      3,540      3,540    105,000      4,258      4,258    105,000      5,101      5,101    105,000

        6      1,000      7,142      4,198      4,198    106,000      5,209      5,209    106,000      6,443      6,443    106,000
        7      1,000      8,549      4,836      4,836    107,000      6,192      6,192    107,000      7,915      7,915    107,000
        8      1,000     10,027      5,521      5,521    108,000      7,280      7,280    108,000      9,608      9,608    108,000
        9      1,000     11,578      6,181      6,181    109,000      8,403      8,403    109,000     11,464     11,464    109,000
       10      1,000     13,207      6,814      6,814    110,000      9,559      9,559    110,000     13,499     13,499    110,000

       11      1,000     14,917      7,476      7,476    111,000     10,815     10,815    111,000     15,809     15,809    111,000
       12      1,000     16,713      8,113      8,113    112,000     12,115     12,115    112,000     18,353     18,353    112,000
       13      1,000     18,599      8,721      8,721    113,000     13,457     13,457    113,000     21,153     21,153    113,000
       14      1,000     20,579      9,300      9,300    114,000     14,843     14,843    114,000     24,240     24,240    114,000
       15      1,000     22,657      9,847      9,847    115,000     16,273     16,273    115,000     27,641     27,641    115,000

       16      1,000     24,840     10,362     10,362    116,000     17,748     17,748    116,000     31,393     31,393    116,000
       17      1,000     27,132     10,842     10,842    117,000     19,269     19,269    117,000     35,533     35,533    117,000
       18      1,000     29,539     11,285     11,285    118,000     20,835     20,835    118,000     40,103     40,103    118,000
       19      1,000     32,066     11,688     11,688    119,000     22,447     22,447    119,000     45,152     45,152    119,000
       20      1,000     34,719     12,048     12,048    120,000     24,105     24,105    120,000     50,733     50,733    120,000

     @ 65      1,000     69,761     12,121     12,121    130,000     42,890     42,890    130,000    148,917    148,917    255,200

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 26.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 2 OF 2

                                                                                                            FACE AMOUNT: $100,000
MALE 35 ADVANTAGE--GUARANTEED ISSUE                                                                INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                                             ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        528        528    101,000        569        569    101,000        611        611    101,000
        2      1,000      2,153      1,032      1,032    102,000      1,147      1,147    102,000      1,268      1,268    102,000
        3      1,000      3,310      1,509      1,509    103,000      1,731      1,731    103,000      1,973      1,973    103,000
        4      1,000      4,526      1,959      1,959    104,000      2,320      2,320    104,000      2,730      2,730    104,000
        5      1,000      5,802      2,377      2,377    105,000      2,909      2,909    105,000      3,539      3,539    105,000

        6      1,000      7,142      2,762      2,762    106,000      3,498      3,498    106,000      4,404      4,404    106,000
        7      1,000      8,549      3,110      3,110    107,000      4,080      4,080    107,000      5,327      5,327    107,000
        8      1,000     10,027      3,482      3,482    108,000      4,720      4,720    108,000      6,379      6,379    108,000
        9      1,000     11,578      3,811      3,811    109,000      5,351      5,351    109,000      7,504      7,504    109,000
       10      1,000     13,207      4,099      4,099    110,000      5,973      5,973    110,000      8,709      8,709    110,000

       11      1,000     14,917      4,340      4,340    111,000      6,579      6,579    111,000      9,997      9,997    111,000
       12      1,000     16,713      4,534      4,534    112,000      7,170      7,170    112,000     11,376     11,376    112,000
       13      1,000     18,599      4,677      4,677    113,000      7,739      7,739    113,000     12,854     12,854    113,000
       14      1,000     20,579      4,768      4,768    114,000      8,284      8,284    114,000     14,438     14,438    114,000
       15      1,000     22,657      4,801      4,801    115,000      8,798      8,798    115,000     16,137     16,137    115,000

       16      1,000     24,840      4,772      4,772    116,000      9,275      9,275    116,000     17,958     17,958    116,000
       17      1,000     27,132      4,671      4,671    117,000      9,703      9,703    117,000     19,908     19,908    117,000
       18      1,000     29,539      4,490      4,490    118,000     10,071     10,071    118,000     21,994     21,994    118,000
       19      1,000     32,066      4,218      4,218    119,000     10,366     10,366    119,000     24,224     24,224    119,000
       20      1,000     34,719      3,843      3,843    120,000     10,571     10,571    120,000     26,604     26,604    120,000

     @ 65      1,000     69,761         --         --         --      3,657      3,657    130,000     62,750     62,750    130,000

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 26.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 1 OF 2

                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                              INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                                             ASSUMING CURRENT CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        766        766    101,000        816        816    101,000        866        866    101,000
        2      1,000      2,153      1,516      1,516    102,000      1,664      1,664    102,000      1,817      1,817    102,000
        3      1,000      3,310      2,249      2,249    103,000      2,543      2,543    103,000      2,861      2,861    103,000
        4      1,000      4,526      2,964      2,964    104,000      3,454      3,454    104,000      4,007      4,007    104,000
        5      1,000      5,802      3,659      3,659    105,000      4,398      4,398    105,000      5,264      5,264    105,000

        6      1,000      7,142      4,335      4,335    106,000      5,374      5,374    106,000      6,643      6,643    106,000
        7      1,000      8,549      4,988      4,988    107,000      6,383      6,383    107,000      8,155      8,155    107,000
        8      1,000     10,027      5,689      5,689    108,000      7,498      7,498    108,000      9,891      9,891    108,000
        9      1,000     11,578      6,367      6,367    109,000      8,652      8,652    109,000     11,798     11,798    109,000
       10      1,000     13,207      7,023      7,023    110,000      9,845      9,845    110,000     13,894     13,894    110,000

       11      1,000     14,917      7,708      7,708    111,000     11,140     11,140    111,000     16,272     16,272    111,000
       12      1,000     16,713      8,374      8,374    112,000     12,487     12,487    112,000     18,897     18,897    112,000
       13      1,000     18,599      9,020      9,020    113,000     13,888     13,888    113,000     21,796     21,796    113,000
       14      1,000     20,579      9,647      9,647    114,000     15,345     15,345    114,000     24,999     24,999    114,000
       15      1,000     22,657     10,253     10,253    115,000     16,861     16,861    115,000     28,540     28,540    115,000

       16      1,000     24,840     10,837     10,837    116,000     18,437     18,437    116,000     32,454     32,454    116,000
       17      1,000     27,132     11,399     11,399    117,000     20,074     20,074    117,000     36,783     36,783    117,000
       18      1,000     29,539     11,937     11,937    118,000     21,776     21,776    118,000     41,571     41,571    118,000
       19      1,000     32,066     12,448     12,448    119,000     23,542     23,542    119,000     46,866     46,866    124,675
       20      1,000     34,719     12,931     12,931    120,000     25,375     25,375    120,000     52,705     52,705    136,165

     @ 65      1,000     69,761     15,696     15,696    130,000     47,845     47,845    130,000    155,750    155,750    302,862

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.


                                            PHOENIX LIFE AND ANNUITY COMPANY                                          PAGE 2 OF 2

                                                                                                            FACE AMOUNT: $100,000
FEMALE 35 ADVANTAGE--GUARANTEED ISSUE                                                              INITIAL ANNUAL PREMIUM: $1,000

                                 PHOENIX CORPORATE EDGE--A FLEXIBLE PREMIUM VARIABLE
                                        UNIVERSAL LIFE INSURANCE POLICY OPTION 3

                                             ASSUMING GUARANTEED CHARGES

                                             CASH                             CASH                             CASH
         ASSUMED     PREMIUM     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
         PREMIUM     ACCUM.       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
 YEAR    PAYMENTS    @ 5.0%       @ 0%       @ 0%       @ 0%       @ 6%       @ 6%       @ 6%       @ 12%      @ 12%      @ 12%
-------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
        1      1,000      1,050        574        574    101,000        616        616    101,000        659        659    101,000
        2      1,000      2,153      1,125      1,125    102,000      1,246      1,246    102,000      1,372      1,372    102,000
        3      1,000      3,310      1,652      1,652    103,000      1,887      1,887    103,000      2,143      2,143    103,000
        4      1,000      4,526      2,153      2,153    104,000      2,538      2,538    104,000      2,974      2,974    104,000
        5      1,000      5,802      2,626      2,626    105,000      3,197      3,197    105,000      3,870      3,870    105,000

        6      1,000      7,142      3,069      3,069    106,000      3,861      3,861    106,000      4,833      4,833    106,000
        7      1,000      8,549      3,479      3,479    107,000      4,528      4,528    107,000      5,870      5,870    107,000
        8      1,000     10,027      3,915      3,915    108,000      5,259      5,259    108,000      7,053      7,053    108,000
        9      1,000     11,578      4,320      4,320    109,000      5,997      5,997    109,000      8,332      8,332    109,000
       10      1,000     13,207      4,690      4,690    110,000      6,740      6,740    110,000      9,715      9,715    110,000

       11      1,000     14,917      5,027      5,027    111,000      7,487      7,487    111,000     11,214     11,214    111,000
       12      1,000     16,713      5,330      5,330    112,000      8,238      8,238    112,000     12,840     12,840    112,000
       13      1,000     18,599      5,597      5,597    113,000      8,992      8,992    113,000     14,606     14,606    113,000
       14      1,000     20,579      5,827      5,827    114,000      9,747      9,747    114,000     16,524     16,524    114,000
       15      1,000     22,657      6,017      6,017    115,000     10,499     10,499    115,000     18,608     18,608    115,000

       16      1,000     24,840      6,164      6,164    116,000     11,245     11,245    116,000     20,874     20,874    116,000
       17      1,000     27,132      6,266      6,266    117,000     11,983     11,983    117,000     23,338     23,338    117,000
       18      1,000     29,539      6,318      6,318    118,000     12,707     12,707    118,000     26,021     26,021    118,000
       19      1,000     32,066      6,313      6,313    119,000     13,411     13,411    119,000     28,941     28,941    119,000
       20      1,000     34,719      6,251      6,251    120,000     14,092     14,092    120,000     32,123     32,123    120,000

     @ 65      1,000     69,761      1,791      1,791    130,000     18,736     18,736    130,000     86,116     86,116    167,455

Based on 0% interest rate and guaranteed charges, the Policy will lapse in year 32.

Death benefit, account value and Cash Surrender Value are based on hypothetical gross interest rates shown, assume current and guaranteed charges and no Policy loans or withdrawals, and are calculated at the end of the Policy Year. Assumed Premium Payments shown are assumed paid in full at the beginning of the Policy Year. Payment of premiums shown other than in full at the beginning of the Policy Year would reduce values and benefits below the hypothetical illustrated amounts shown. Values shown reflect an effective annual asset charge of 1.47% (includes average fund operating expenses of .97% applicable to the investment Subaccounts of the VUL Separate Account). Hypothetical gross interest rates are presented for illustrative purposes only to illustrate funds allocated entirely to the investment Subaccounts of the VUL Separate Account and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical gross interest rates illustrated. A Guaranteed Interest Account providing interest at a minimum guaranteed rate of 3% also is available under this product through the General Account.

This illustration assumes a premium tax of 2.25%.